PROXY                                                                      PROXY

                          THE LINCOLN ELECTRIC COMPANY
                 PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS
                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

                             CLASS A COMMON SHARES

The undersigned hereby appoints Anthony A. Massaro, H. Jay Elliott and Frederick
G. Stueber, and each of them, as Proxies, with full power of substitution, to vote and act on behalf of the undersigned at the Annual Meeting of Shareholders of The Lincoln Electric Company to be held at the Wellington Center, 777 Alpha Drive, Highland Heights, Ohio 44143, on May 19, 1998, at 4:00 p.m., or at any adjournment thereof, on all matters properly coming before the meeting and on which holders of Class A Common Shares are entitled to vote.

(change of address)

_________________________________

_________________________________

_________________________________

_________________________________

(If you have written in the above
space, please mark the
corresponding box on the reverse
side of this card.)
                                                              [SEE REVERSE SIDE]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
  BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                     VOTED FOR THE REORGANIZATION (ITEM 2).

 ................................................................................

                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                          THE LINCOLN ELECTRIC COMPANY

       PLEASE MARK DIRECTIONS IN BOXES IN THE FOLLOWING MANNER USING DARK
                                  INK ONLY.
[                                                                              ]
             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2

                                 FOR    AGAINST   ABSTAIN

Item 2. REORGANIZATION           [ ]     [ ]        [ ]

                                              In their discretion, the Proxies
                                              are authorized to vote upon such
                                              other business as may properly
                                              come before this meeting and on
                                              which holders of Class A Common
                                              Shares are entitled to vote.

                                              Change of Address  [ ]

                                              Dated: ___________________, 1998

                                              Signature(s)____________________

                                              ________________________________

                                              NOTE: Please sign exactly as
                                              name appears hereon. Joint owners
                                              should each sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such.


 ................................................................................

                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

               THE LINCOLN ELECTRIC COMPANY EMPLOYEE SAVINGS PLAN
                VOTING DIRECTION FORM FOR 1998 ANNUAL MEETING OF
                  SHAREHOLDERS OF THE LINCOLN ELECTRIC COMPANY

                             CLASS A COMMON SHARES

THIS VOTING DIRECTION FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT OR BENEFICIARY.

                                                              [SEE REVERSE SIDE]

 ................................................................................

                             FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                          THE LINCOLN ELECTRIC COMPANY

       PLEASE MARK DIRECTIONS IN BOXES IN THE FOLLOWING MANNER USING DARK
                                  INK ONLY.

[                                                                           ]
             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2

                           FOR    AGAINST   ABSTAIN
                           [ ]      [ ]       [ ]

Item 2. REORGANIZATION

                                                  In their discretion, the
                                                  Proxies are authorized to
                                                  vote upon such other
                                                  business as may properly
                                                  come before this meeting.

                                                  Dated:_______________, 1998

                                                  Signature(s)_______________

                                                  ___________________________

                                                  NOTE: Please return this
                                                  voting direction form in the
                                                  enclosed envelope for receipt
                                                  by 5:00 P.M., Eastern Standard
                                                  Time, May 12, 1998. No postage
                                                  is required if mailed in the
                                                  United States.

 ................................................................................

                             FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

PROXY                                                                      PROXY

                          THE LINCOLN ELECTRIC COMPANY
                 PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS
                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

                                 COMMON SHARES

The undersigned hereby appoints Anthony A. Massaro, H. Jay Elliott and Frederick
G. Stueber, and each of them, as Proxies, with full power of substitution, to vote and act on behalf of the undersigned at the Annual Meeting of Shareholders of The Lincoln Electric Company to be held at the Wellington Center, 777 Alpha Drive, Highland Heights, Ohio 44143, on May 19, 1998, at 4:00 p.m., or at any adjournment thereof, on all matters properly coming before the meeting.

ELECTION OF DIRECTORS FOR TERM ENDING 2001:                   (change of address)
Nominees:    Kathryn Jo Lincoln                               ____________________________________________________________
             Anthony A. Massaro
             G. Russell Lincoln                               ____________________________________________________________

ELECTION OF DIRECTOR FOR TERM ENDING 2000:                    ____________________________________________________________

Nominee:     John M. Stropki, Jr.                             ____________________________________________________________

ELECTION OF DIRECTOR FOR TERM ENDING 1999:                    (If you have written in the above space, please mark the
                                                              corresponding box on the reverse side of this card.)
Nominee:     Craig R. Smith

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE, FOR THE REORGANIZATION (Item 2), FOR THE 1998 STOCK OPTION PLAN (Item 3), AND FOR RATIFICATION OF THE INDEPENDENT AUDITORS (Item 4).

                                                              [SEE REVERSE SIDE]

 ................................................................................

                             FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                      Exhibit 5





                                 April 17, 1998



Lincoln Electric Holdings, Inc.
22801 St. Clair Avenue
Cleveland, OH  44117

               Re: Registration of 49,512,614 Common Shares, no par value per share, of Lincoln Electric Holdings, Inc. under the Securities Act of 1933 in connection with the Agreement of Merger referred to below
                    -----------------------------------------------------------

 Ladies and Gentlemen:

                  We have acted as counsel for Lincoln Electric Holdings, Inc., an Ohio corporation ("HOLDING COMPANY"), in connection with the Agreement of Merger (the "AGREEMENT OF MERGER") to be entered into by and among Lincoln Electric Merger Co., an Ohio corporation ("MERGER CO."), The Lincoln Electric Company, an Ohio corporation ("LINCOLN"), and Holding Company. The Agreement of Merger, among other things, provides for (a) the merger of Merger Co. with and into Lincoln (the "MERGER") and, incident thereto, the conversion of each of the Common Shares, without par value, and Class A Common Shares, without par value, of Lincoln outstanding immediately prior to the Merger into two Common Shares, without par value, of Holding Company ("HOLDING COMMON SHARES"), and
 (b) the assumption by Holding Company of the obligations of Lincoln under grants of options for Class A Common Shares of Lincoln in connection with the settlement in April, 1996 of a class action litigation arising from an incentive plan of Lincoln (the "SETTLEMENT") pursuant to which Holding Company may issue or sell Holding Common Shares (the "LITIGATION SHARES") after the effective time of the Merger.

                  We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion, and based thereon, but subject to the assumptions and qualifications set forth below, we are of the opinion that:

         1. The Holding Common Shares to be issued upon consummation of the Merger will be duly authorized and, upon the filings intended to effect the Merger in

Lincoln Electric Holdings, Inc.
April 17, 1998
Page 2

                  accordance with the Agreement of Merger and the laws of the State of Ohio, will be validly issued, fully paid and nonassessable.

         2. The Litigation Shares will be, when issued or sold in accordance with the Agreement of Merger, the Settlement and the option agreements relating to the Settlement, duly authorized, validly issued, fully paid and nonassessable.

                  This opinion is subject to the following assumptions: (a) we have assumed that the Merger has been approved by the board of directors and shareholders of each of Holding Company, Merger Co. and Lincoln, (b) we have assumed that, as of the Effective Time (as defined in the Agreement of Merger), the articles of incorporation of Holding Company will be as set forth in the Restated Articles of Incorporation of Holding Company that appear as Annex B to the Prospectus (the "RESTATED ARTICLES OF INCORPORATION"), (c) we have assumed that the obligations of Lincoln under the Settlement and the Agreement of Merger to issue the Litigation Shares have been duly assumed by Holding Company, and (d) we have assumed that Holding Company will not authorize, issue or reserve for issuance a number of Holding Common Shares which, when added to the number of Holding Common Shares which are subject to this opinion, would exceed the maximum number of Holding Common Shares authorized pursuant to the Restated Articles of Incorporation.

                  We hereby consent to the filing of this opinion as Exhibit 5 to the Registration Statement on Form S-4 filed by you to effect registration of the Holding Common Shares under the Securities Act of 1933, as amended, and to the references to us under the caption "Item No. 2 - Reorganization -- Federal and Ohio Income Tax Consequences of the Merger, and -- Legal Matters" in the Prospectus constituting a part of such Registration Statement.


                                                     Very truly yours,


                                                     Jones, Day, Reavis & Pogue

                          THE LINCOLN ELECTRIC COMPANY

     PLEASE MARK DIRECTIONS IN BOXES IN THE FOLLOWING MANNER USING DARK INK
                                   ONLY.
[                                                                            ]

                                                                           FOR
                                                        FOR   WITHHELD     ALL
                                                        ALL     ALL      EXCEPT

1. ELECTION OF DIRECTORS --                             [ ]     [ ]        [ ]
   See Reverse Side.
   For, except vote withheld from the following
   nominee(s):
   ______________________________________________

                                                        FOR    AGAINST   ABSTAIN

 2. REORGANIZATION                                      [ ]     [ ]        [ ]

                                                        FOR    AGAINST   ABSTAIN

 3. 1998 STOCK OPTION PLAN                              [ ]     [ ]        [ ]

 4. RATIFICATION OF INDEPENDENT AUDITORS                [ ]     [ ]        [ ]




                                                   THE BOARD OF DIRECTORS
                                                   RECOMMENDS A VOTE "FOR" ITEMS
                                                   1, 2, 3 AND 4

                                                   In their discretion, the
                                                   Proxies are authorized to
                                                   vote upon such other business
                                                   as may properly come before
                                                   this meeting.

                                                   Change of Address []

                                                   Dated:________________, 1998

                                                   Signature(s)________________

                                                   ____________________________
                                                   NOTE: Please sign exactly as
                                                   name appears hereon. Joint
                                                   owners should each sign. When
                                                   signing as attorney,
                                                   executor, administrator,
                                                   trustee or guardian, please



 ................................................................................

                             FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                          THE LINCOLN ELECTRIC COMPANY
                             EMPLOYEE SAVINGS PLAN
                VOTING DIRECTION FORM FOR 1998 ANNUAL MEETING OF
                  SHAREHOLDERS OF THE LINCOLN ELECTRIC COMPANY

                                 COMMON SHARES

ELECTION OF DIRECTORS FOR TERM ENDING 2001:

NOMINEES:  Kathryn Jo Lincoln, Anthony A. Massaro and G. Russell Lincoln

ELECTION OF DIRECTOR FOR TERM ENDING 2000:

NOMINEE:   John M. Stropki, Jr.

ELECTION OF DIRECTOR FOR TERM ENDING 1999:

NOMINEE:   Craig R. Smith

THIS VOTING DIRECTION FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT OR BENEFICIARY.
                                                              [SEE REVERSE SIDE]

 ................................................................................

                   FOLD AND DETACH HERE (SEE REVERSE SIDE)

                          THE LINCOLN ELECTRIC COMPANY

     PLEASE MARK DIRECTIONS IN BOXES IN THE FOLLOWING MANNER USING DARK INK
                                   ONLY.
[                                                                            ]

                                                                           FOR
                                                        FOR   WITHHELD     ALL
                                                        ALL     ALL      EXCEPT

1. ELECTION OF DIRECTORS --                             [ ]     [ ]        [ ]
   See Reverse Side.
   For, except vote withheld from the following
   nominee(s):
   ______________________________________________

                                                        FOR    AGAINST   ABSTAIN

 2. REORGANIZATION                                      [ ]      [ ]       [ ]


                                                        FOR    AGAINST   ABSTAIN

 3. 1998 STOCK OPTION PLAN                              [ ]      [ ]       [ ]


 4. RATIFICATION OF INDEPENDENT AUDITORS                [ ]      [ ]       [ ]




                                                   THE BOARD OF DIRECTORS
                                                   RECOMMENDS A VOTE "FOR" ITEMS
                                                   1, 2, 3 AND 4

                                                   In its discretion, the
                                                   Trustee of the Employee
                                                   Savings Plan is authorized
                                                   to vote upon such other
                                                   business as may properly
                                                   come before this meeting.

                                                   Dated:_________________, 1998

                                                   Signature(s)_________________

                                                   _____________________________

                                                   NOTE: Please return this
                                                   voting direction form in the
                                                   enclosed envelope for receipt
                                                   by 5:00 p.m., Eastern
                                                   Standard Time, May 12, 1998.
                                                   No postage is required if
                                                   mailed in the United States.


 ................................................................................

                             FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.